UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2017

Concrete Leveling Systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53048	26-0851977
(Commission File Number)	(IRS Employer Identification No.)

5046 E. Boulevard, NW, Canton, OH	44718
(Address of principal executive offices)	(Zip Code)

(330) 966-8120
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective May 25, 2017, Concrete Leveling Systems, Inc. made the decision to secure a new independent registered public accounting firm.  As a consequence, the Company decided to end its relationship with Hobe and Lucas as the Company’s independent registered public accounting firm.

During the Registrant’s last two fiscal years ended July 31, 2016 and 2015, and the subsequent period through dismissal on May 25, 2017, there were (i) no disagreements with Hobe and Lucas on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of Hobe and Lucas regarding the Company’s financial statements for the fiscal year ended July 31, 2016 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Hobe and Lucas on the Company’s financial statements for the fiscal year ended July 31, 2016 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Registrant provided Hobe and Lucas with a copy of the disclosures made in this Current Report on Form 8-K on May 31, 2017, and requested that Hobe and Lucas furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Hobe and Lucas is attached as Exhibit 16.

On May 25, 2017 the Registrant engaged Accell Audit & Compliance, PA (“Accell”) as the Registrant’s new independent registered public accounting firm. Accell will be reviewing the financial statements that are to be included in the Quarterly Report for the period ended April 30, 2017.  Accell did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports for, or prior to the year ended July 31, 2016.  Neither the Company, nor any person on behalf of the Company, consulted with Accell during the Company’s two most recent fiscal years or the subsequent interim period prior to the engagement of Accell and the dismissal of Hobe and Lucas.

Item 9.01 Exhibits

Exhibit Number	Description

16	Letter from Hobe and Lucas

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCRETE LEVELING SYSTEMS, INC.

Date: May 31, 2017	By: /s/ Suzanne Barth
Suzanne Barth, Chief Executive Officer

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